Supplement dated April 6, 2018
to the
PMC Diversified Equity Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 28, 2017

This supplement makes the following amendments to disclosures in the Prospectus, Summary Prospectus and SAI for the Fund dated December 28, 2017.

Effective on or about May 25, 2018, the sub-advisory agreements between the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”), and each of Boston Partners Global Investors, Inc. (“Boston Partners”), Delaware Investments Fund Advisers (“DIFA”), Mellon Capital Management Corporation (“Mellon Capital”) and Epoch Investment Partners, Inc. (“Epoch”) (each, a “Sub-Adviser”, and, together, the “Sub-Advisers”), will be terminated, and thereby eliminate the Fund’s “manager of managers” investment strategy approach.

Accordingly, effective with the termination of the sub-advisory agreements, all references to Boston Partners, DIFA, Mellon Capital and Epoch in the Prospectus, Summary Prospectus and SAI are removed.  In addition, effective as of the same date, all references to Mark E. Donovan, David J. Pyle, Francis X. Morris, Michael S. Morris, Christopher S. Adams, Donald G. Padilla, David E. Reidinger, Ronald P. Gala, William Cazalet, Michael P. Kaminski, William J. Booth, Glen Petraglia, Lilian Quah, and William W. Priest as portfolio managers of the Fund in the Prospectus, Summary Prospectus and SAI are removed.

Upon effectiveness of the termination of the Sub-Advisers, Envestnet intends to actively manage the Fund’s entire investment portfolio, and thereby eliminate the Fund’s “manager of managers” investment strategy approach.  There will be no changes to the Fund’s investment objective, or other changes to the Fund’s principal investment strategies or other policies in connection with the elimination of the Fund’s “manager of managers” investment strategy approach.

Please retain this Supplement with your Prospectus,
Summary Prospectus and SAI for future reference.